SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 24, 2005

SILICON GRAPHICS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Crittenden Lane Mountain View, CA	94043-1351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 24, 2005, Silicon Graphics, Inc. (the “Company”) and its wholly owned subsidiaries, Silicon Graphics Federal, Inc. and Silicon Graphics World Trade Corporation (the “Borrowers”), entered into the Third Amended and Restated Credit Agreement (the “Credit Agreement”) with Wells Fargo Foothill, Inc. and Ableco Finance LLC, which amends its existing asset-based credit facility with Wells Fargo Foothill, Inc. The Credit Agreement provides for a new, increased credit facility of up to $100 million, consisting of a $50 million revolving line of credit and a $50 million term loan. The previous facility provided availability of up to $50 million, but was subject to a minimum cash collateral requirement of $20 million.

Under the terms of the Credit Agreement, the new credit facility is secured by substantially all the assets of the Borrowers and the borrowing base will be determined weekly based on the value of working capital items, real estate and intellectual property. In addition, the Credit Agreement does not require the permanent deposit of cash collateral, which is a significant change in the terms of the new credit facility compared to the prior credit facility.

The Credit Agreement expires on October 24, 2007. It includes financial covenants and other terms and conditions customary to credit facilities of this type. Among other things, these financial covenants provide for minimum levels of EBITDA (earnings before interest, taxes, depreciation and amortization), minimum levels of cash and cash equivalents, and limits on capital expenditures. Subject to certain specified exceptions, the Credit Agreement also limits the ability of Borrowers and their subsidiaries to incur additional indebtedness, create liens on their assets, enter into certain transactions (including mergers, consolidations and reorganizations), dispose of certain assets, pay dividends or other distributions on capital stock, repurchase capital stock or prepay or repurchase debt obligations. The Credit Agreement is subject to acceleration upon various customary events of default.

The Company has historically used the credit facility solely to support letters of credit, including the $44 million in letters of credit required under the Company’s lease obligations for the Crittenden and Amphitheatre Technology Center campuses in Mountain View, CA. The Company intends to use the additional capacity under the credit facility for cash borrowings to support its current operations.

The Borrowers have also entered into a Security Agreement, an Intellectual Property Security Agreement, a Copyright Security Agreement, a Patent Security Agreement and a Trademark Security Agreement, each dated as of October 24, 2005, under which the obligations of the Borrowers under the Credit Agreement are secured by certain intellectual property and other assets of the Borrowers.

The descriptions of the Credit Agreement and the related security agreements set forth above are qualified in their entirety by reference to the Credit Agreement, the Security Agreement, the Intellectual Property Security Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively.

Item 2.02. Results of Operations and Financial Condition

On October 25, 2005, the Company announced its financial results for the fiscal quarter ended September 30, 2005. A copy of the press release announcing the Company’s financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K. The information contained in this paragraph and in exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless expressly incorporated by reference in such filings.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Third Amended and Restated Credit Agreement, dated as of October 24, 2005, among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation, Wells Fargo Foothill, Inc. and Ableco Finance LLC

10.2	Security Agreement, dated as of October 24, 2005, among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation and Wells Fargo Foothill, Inc.

10.3	Intellectual Property Security Agreement, dated as of October 24, 2005, among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation and Wells Fargo Foothill, Inc.

10.4	Copyright Security Agreement dated as of October 24, 2005 among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation and Wells Fargo Foothill, Inc.

10.5	Patent Security Agreement dated as of October 24, 2005 among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation and Wells Fargo Foothill, Inc.

10.6	Trademark Security Agreement dated as of October 24, 2005 among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation and Wells Fargo Foothill, Inc.

99.1	Earnings Press Release dated October 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silicon Graphics, Inc.

Dated: October 25, 2005	By:	/s/ Jeffrey V. Zellmer
Jeffrey V. Zellmer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DOCUMENT DESCRIPTION
10.1	Third Amended and Restated Credit Agreement, dated as of October 24, 2005, among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation, Wells Fargo Foothill, Inc. and Ableco Finance LLC

10.2	Security Agreement, dated as of October 24, 2005, among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation and Wells Fargo Foothill, Inc.

10.3	Intellectual Property Security Agreement, dated as of October 24, 2005, among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation and Wells Fargo Foothill, Inc.

10.4	Copyright Security Agreement dated as of October 24, 2005 among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation and Wells Fargo Foothill, Inc.

10.5	Patent Security Agreement dated as of October 24, 2005 among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation and Wells Fargo Foothill, Inc.

10.6	Trademark Security Agreement dated as of October 24, 2005 among the Company, Silicon Graphics Federal, Inc., Silicon Graphics World Trade Corporation and Wells Fargo Foothill, Inc.

99.1	Earnings Press Release dated October 25, 2005